Supplement dated March 27, 2026
to the following initial summary prospectus(es):
Monument Advisor, Monument Advisor Select and Monument Advisor Select NY dated May 1, 2025
This supplement updates certain information contained in your initial summary prospectus. Please read and retain this supplement for future reference.
The Board of Trustees of the funds approved the merger of Legg Mason Partners Variable Equity Trust - ClearBridge Variable Dividend Strategy Portfolio: Class I ("Target Fund 1") into Lincoln Variable Insurance Products Trust - LVIP ClearBridge Dividend Strategy Fund: Standard Class ("Aquiring Fund 1"), as well as Legg Mason Partners Variable Equity Trust - ClearBridge Variable Large Cap Growth Portfolio: Class I ("Target Fund 2") into Lincoln Variable Insurance Products Trust - LVIP ClearBridge Large Cap Growth Fund: Standard Class ("Acquiring Fund" 2). Subject to shareholder approval, the merger will be effective on or about April 24, 2026 (the "Effective Date").
As of the Effective Date, the following changes apply to the contract:
•
Target Funds 1 and 2 will no longer be available to receive transfers or new purchase payments;
•
Target Funds 1 and 2 will transfer all or substantially all of its assets to the respective Acquiring Funds 1 and 2 in exchange for shares of the respective Acquiring Fund 1 or 2; and
•
Acquiring Funds 1 and 2 will assume all liabilities of the respective Target Fund.
Accordingly, the following changes apply to the prospectus:
(1) Appendix is amended to add the following:
*
This underlying mutual fund’s current expenses reflect a temporary fee reduction.
Type	Underlying Mutual Fund and Adviser/ Subadviser	Current Expenses	Low Cost Fund Platform Fee[1]	Current Expenses + Low Cost Fund Platform Fee	Average Annual Total Returns (as of 12/31/2025)
					1 year	5 year	10 year
Equity	Lincoln Variable Insurance Products Trust - LVIP ClearBridge Dividend Strategy Fund: Standard Class This underlying mutual fund is only available in contracts for which good order applications were received before April 24, 2026 Investment Advisor: Lincoln Financial Investments Corporation Sub-Advisor: ClearBridge Investments, LLC	0.75%	0.00%	0.75%	12.62%	11.86%	12.46%
Equity	Lincoln Variable Insurance Products Trust - LVIP ClearBridge Large Cap Growth Fund: Standard Class This underlying mutual fund is only available in contracts for which good order applications were received before April 24, 2026 Investment Advisor: Lincoln Financial Investments Corporation Sub-Advisor: ClearBridge Investments, LLC	0.74%	0.00%	0.74%	8.62%	10.57%	14.46%
*
This underlying mutual fund’s current expenses reflect a temporary fee reduction.
1
Reflects the current Low Cost Fund Platform Fee. The maximum Low Cost Fund Platform Fee applicable for any Sub-account is 0.35%.
(2) All references in the prospectus to Target Funds 1 and 2 are deleted and replaced with the Acquiring Funds 1 and 2.
ISP-1042